SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) FEBRUARY 28, 2002
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


     Delaware                     0-3252                         22-1830121
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(State or other jurisdiction        (Commission                 (I.R.S. Employer
        of incorporation)           File Number)             Identification No.)


     767 Third Avenue, New York, NY                                    10017
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     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

     On February 28, 2002, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000 from February 28, 2002 to 5:00 p.m., New York City time, on April 1, 2002, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)  EXHIBITS

                 Exhibit 99.1       Press release dated February 28, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 28, 2002             LEXINGTON PRECISION CORPORATION


                                      By:  /S/ MICHAEL A. LUBIN
                                           -------------------------------------
                                           Michael A. Lubin
                                           Chairman of the Board

                                  EXHIBIT INDEX


   Exhibit
   NUMBER    EXHIBIT NAME                                      LOCATION

99.1         Press release dated February 28, 2002             Filed herewith




















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